The Meet Kevin Pricing Power ETF
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS - 67.3%	Shares	Value
Auto Manufacturers - 5.8%
Tesla, Inc. (a)	4,929	$1,994,273

Computers - 2.1%
Apple, Inc.	3,060	722,160

Diversified Financial Services - 26.4%(b)
loanDepot, Inc. - Class A (a)	828,684	1,400,476
Mr Cooper Group, Inc. (a)	17,744	1,842,005
PennyMac Financial Services, Inc.	7,646	800,460
Rocket Cos., Inc. - Class A (a)	255,823	3,223,370
UWM Holdings Corp. - Class A	291,842	1,759,807
		9,026,118

Energy - Alternate Sources - 12.0%
Enphase Energy, Inc. (a)	65,844	4,100,764

Internet - 10.5%
Hims & Hers Health, Inc. - Class A (a)	24,301	905,941
Upwork, Inc. (a)	40,935	645,136
Yelp, Inc. (a)	50,818	2,029,671
		3,580,748

Machinery - Diversified - 5.6%
Symbotic, Inc. - Class A (a)	64,672	1,898,123

Real Estate - 4.9%
Redfin Corp. (a)	209,895	1,679,160
TOTAL COMMON STOCKS (Cost $24,568,529)		23,001,346

EXCHANGE TRADED FUNDS - 15.2%
Direxion Daily 20 Year Plus Treasury Bull 3X Shares	130,461	5,205,394
TOTAL EXCHANGE TRADED FUNDS (Cost $6,182,603)		5,205,394

U.S. TREASURY SECURITIES - 9.8%	Par
United States Treasury Note/Bond, 4.63%, 11/15/2044	$3,475,000	3,369,121
TOTAL U.S. TREASURY SECURITIES (Cost $3,375,773)		3,369,121

SHORT-TERM INVESTMENTS - 7.6%
Money Market Funds - 7.6%	Shares
First American Government Obligations Fund - Class X, 4.32% (c)	2,592,722	2,592,722
TOTAL SHORT-TERM INVESTMENTS (Cost $2,592,722)		2,592,722

TOTAL INVESTMENTS - 99.9% (Cost $36,719,627)		34,168,583
Other Assets in Excess of Liabilities - 0.1%		29,415
TOTAL NET ASSETS - 100.0%		$34,197,998
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

The Meet Kevin Pricing Power ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$23,001,346	$—	$—	$23,001,346
Exchange Traded Funds	5,205,394	—	—	5,205,394
U.S. Treasury Securities	—	3,369,121	—	3,369,121
Money Market Funds	2,592,722	—	—	2,592,722
Total Investments	$30,799,462	$3,369,121	$—	$34,168,583

Refer to the Schedule of Investments for further disaggregation of investment categories.